                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12



                               AMERICAN ATM CORP.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               AMERICAN ATM CORP.
                            5061 North Dixie Highway
                            Boca Raton, Florida 33431


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                               October 19, 1999


To the Stockholders of
AMERICAN ATM CORP.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AMERICAN ATM CORP. (the "Company") will be held at Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487, on Thursday, November 11, 1999 at 10:30 a.m. (Eastern time) for the following purposes:


     1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;


     2. To consider and vote upon a proposal to ratify the appointment of Weinick Sanders Leventhal LLP as the Company's independent auditors for the fiscal year ending June 30, 2000;


     3. To transact such other business as may properly come before the meeting.



                                        By Order of the Board of Directors


                                        Sondra Parker, Secretary


ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 30, 1999 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               AMERICAN ATM CORP.
                            5061 NORTH DIXIE HIGHWAY
                            BOCA RATON, FLORIDA 33431


                         MANAGEMENT PROXY STATEMENT FOR
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 11, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American ATM Corp. (the "Company") for use at the Annual Meeting of the Stockholders of the Company to be held at Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487, on Thursday, November 11, 1999, at 10:30 a.m. (Eastern time), or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on or about October 14, 1999 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on October 6, 1999 was 2,908,751.

     The purposes of the Annual Meeting are: (1) to elect directors, (2) to consider and vote upon a proposal to ratify the appointment of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the fiscal year ending June 30, 2000, and (3) to transact such other business as may properly come before the meeting and at any adjournment thereof.


                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE


Proposal 1: Election of Directors.


     Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

     Directors are elected by a plurality of shares of common stock or preferred stock, as the case may be, represented at the Annual Meeting.


Information With Respect to Nominees

     Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and the major stockholder of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages seven through and nine.


CARMEN PANIZZI, age 37, has been Vice President of ATM Operations for the Company since December 1996. Mrs. Panizzi was employed by the South Palm Beach County Jewish Federation as an Administrative Campaign Secretary from 1993 to 1996 . From 1992 to 1993 she served as the assistant to the General Manager of JCB Credit Card in Frankfurt, Germany. She is a 1980 graduate of the SPRACH UND Dolmetcherschule (College for Languages) in Giessen, Germany.


SONDRA PARKER, age 63, has been Vice President and a Director of the Company since July 1996. She has recently been nominated for election as Secretary of the Company. Since 1991, Ms. Parker has been an advisor to and administrator of a private family trust. From 1975 to 1991, Ms. Parker was a branch manager of First Nationwide Bank (formerly known as Washington Federal of Miami Beach, Florida), Commonwealth Savings and Loan Association and Great Western Bank (formerly known as Centrust Bank).


WAYNE KIGHT, age 48, served as Secretary and a Director of the Company since its inception in March, 1996. On February 11, 1999, Mr. Kight was elected President and Treasurer of the Company. Mr. Kight has been Vice President of Homeowners Financial Corp., a service company, since September 1994. Homeowners Financial

Corp. declared bankruptcy in November 1997. From 1992 to 1993 he was a loan officer for Paine Webber Mortgage Finance, Inc. in Columbia, Maryland. From 1982 to 1992, Mr. Kight was President of Bertram and Daniels, Inc., financial and leasing consultants, in Coral Springs Florida. Mr. Kight received a law degree from Woodrow Wilson College of Law in Atlanta, Georgia in 1978 and a B.A. in Business Administration, from Georgia State University in Atlanta, Georgia in 1974.


BARRY J. HABERMAN, age 54, has been a director of the Company since its inception in March 1996. Mr. Haberman is a retired investor and since has served as a director of the Palm Beach County Land Use and Planning Board. Mr.
Haberman received a B.A. in Accounting and Economics from City College of the City of New York in 1968.

Meetings of the Board of Directors and its Committees

     In the last fiscal year the Board of Directors held one regularly scheduled meeting and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent. During fiscal 1999, the Board of Directors had an Audit and Legal Committee consisting of Messrs. Shapiro and Haberman and a Compensation Committee consisting of Messrs. Kight and Schweitzer. The function of the Audit and Legal Committee is to recommend the Company's auditors and to review the Company's financial statements and other disclosure. The Audit and Legal Committee held no meetings during fiscal 1999. The function of the Compensation Committee is to recommend levels of compensation and option grants for the Company's officers and other employees. The Compensation Committee held one meeting during fiscal 1999.

     Directors who are not officers or related to officers receive a fee of $100 for attending each board meeting or meeting of a committee of the board of which the recipient is a member. Directors are also entitled to reimbursement for all out-of-pocket expenses incurred in connection with board or committee meeting attendance.


Proposal 2: Appointment of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

     The Board of Directors has selected Weinick Sanders Leventhal & Co., LLP, as the Company's independent auditors for the fiscal year ending June 30, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Weinick Sanders Leventhal & Co., LLP has audited the Company's financial statements since its initial public offering.

     Stockholder ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Weinick Sanders Leventhal & Co., LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The Board of Directors recommends a vote "For" this proposal to ratify the appointment of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

     The favorable vote of the holders of a majority of shares of common stock represented at the meeting is needed to approve this Proposal No. 2.


                             SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that Mr. Norman Shapiro did not timely file a report of the sale of securities on Form 4 and a year-end report on Form 5. Mr. Shapiro has subsequently filed both reports.

                      HOLDINGS OF MANAGEMENT AND OF HOLDERS
                    OF 5% OR MORE OF THE COMPANY'S SECURITIES

     The following table sets forth certain information regarding the ownership of the Company's securities as of September 30, 1999 by (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on September 30, 1999; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities.




                                                                                         Amount and      Percent of
                                                                                          Nature of      Outstanding
                                                                                         Beneficial       Shares in
            Name                  Title of Class        Address of Beneficial Owner       Ownership       Class (1)
---------------------------  ------------------------  -----------------------------  ----------------  ------------
Mori Aaron Schweitzer        Common Stock, par         c/o American ATM Corp.              650,000(1)      22.35%
                             value $0.01 per share     5061 North Dixie Highway
                                                       Boca Raton, FL 33431

Wayne Kight, Chairman,       Common Stock par          c/o American ATM Corp.               47,500(2)       1.63%
CEO, President, Treasurer    value $0.01 per share     5061 North Dixie Highway
and Director                                           Boca Raton, FL 33431

Carmen Panizzi Vice          Common Stock par          c/o American ATM Corp.               35,000(3)        1.2%
President ATM                value $0.01 per share     5061 North Dixie Highway
Operations and Director                                Boca Raton, FL 33431
(pending election)

Sondra Parker, Secretary     Common Stock par          c/o American ATM Corp.               35,000(3)        1.2%
and Director                 value $0.01 per share     5061 North Dixie Highway
                                                       Boca Raton, FL 33431

Barry Haberman, Director     Common Stock par          c/o American ATM Corp.               75,000(4)       2.58%
                             value $0.01 per share     5061 North Dixie Highway
                                                       Boca Raton, FL 33431

Norman Shapiro, Director     Common Stock par          c/o American ATM Corp.                   --            --
                             value $0.01 per share     5061 North Dixie Highway
                                                       Boca Raton, FL 33431

Farland Overseas Inc. In     Common Stock, par         c/o Maerki Baumann & Co.            487,000         16.74%
Trust                        value $0.01 per share     AG

------------
* Less than 1%

(1) Includes 350,000 shares underlying options currently exercisable at $0.88 per share.

(2) Includes 35,000 shares underlying options currently exercisable at $0.80 per share.

(3) All of which underly options currently exercisable at $0.80 per share.

(4) Includes 35,000 shares underlying options currently exercisable at $0.80 per share.

                              CERTAIN TRANSACTIONS

     On December 30, 1997, the Company entered into a funding agreement for $260,000 with ATM site Locators, Inc. Carl Anthony, a stockholder of the Company, is president of ATM Site Locators. The agreement provides for interest at a rate of 10%, payable monthly. Mori Aaron Schweitzer, the Company's Chief Executive Officer has personally guaranteed 25% of this loan.

     Between December 1997 and May 1998, the Company borrowed $110,000, in the aggregate, from two of its stockholders. The stockholders receive interest at 12% and have received $8,700 in interest to date. The entire balance is due December 31, 1999.

     [Need to add any transactions with affiliates, officers, directors, major shareholders or stock promoters.]


                             EXECUTIVE COMPENSATION


Compensation of Executive Officers

     The following table sets forth the annual compensation for the two individuals who served as the Company's Chairman, Chief Executive Officer, President and Treasurer during fiscal 1999.


                          SUMMARY COMPENSATION TABLE




                                                                                              Long Term Compensation
                                                                                         --------------------------------
                                                       Annual Compensation                    Awards           Payouts
                                            ------------------------------------------   ----------------   -------------
                                                                                            Securities
                                  Fiscal                                 Other Annual       Underlying        All Other
  Name and Principal Position      Year          Salary        Bonus     Compensation         Options        Compensation
------------------------------   --------   ---------------   -------   --------------   ----------------   -------------
Mori Aaron Schweitzer,             1999       $      --                                        100,000
Former Chairman and Chief          1998          18,000(1)        --            --
Executive Officer, President       1997          60,000(2)        --            --             250,000(1)          --
and Treasurer
Wayne Kight, Chairman,             1999          12,000                                         10,000
CEO, President and                 1998              --           --            --                                 --
Treasurer                          1997              --           --                            25,000

------------
(1) In 1998, Mr. Schweitzer waived $42,000 of his annual salary, which was contributed to capital. $85,000 of deferred compensation was charged to operations. Mr. Schweitzer no longer serves as an executive officer of the Company.

(2) $170,000 of Mr. Schweitzer's deferred compensation was charged to operations.


Compensation of Directors

     Directors of the Company who are not salaried officers will receive a fee of $100 for attending each Board meeting or meeting of a committee of the Board of which they are a member. In addition, all directors will be reimbursed for their reasonable out-of-pocket expenses in connection with attending meetings of the Board or any committee thereof.

Stock Option Amendments


     Effective March 31, 1999, the Company amended its outstanding option agreements with its officers and employees to extend their term from three to ten years.


          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


     The following table lists the number and value of unexercised options at June 30, 1999.




                                                                  Number of Securities
                                                                       Underlying        Value of Unexercised
                                                                      Unexercised        In-the-Money Options
                                                                   Options at FY-End          at FY-End
                          Shares Acquired on                          Exercisable/           Exercisable/
          Name                 Exercise         Value Realized       Unexercisable          Unexercisable
-----------------------  --------------------  ----------------  ---------------------  ---------------------
Mori Aaron Schweitzer                 --                  --            350,000/--               $42,000
Wayne Kight                           --                  --             35,000/--                 9,500

                      OPTION GRANTS IN THE LAST FISCAL YEAR


     During fiscal 1999, the following stock options were granted.



                                                          Individual Grants
                                  -----------------------------------------------------------------
                                                  Percentage
                                    Number of      of Total
                                   Securities      Options
                                   Underlying      Granted
                                     Options      Employees     Exercise or Base
Name                                 Granted        in FY       Price Per Share     Expiration Date
-------------------------------   ------------   -----------   -----------------   ----------------
Mori Aaron Schweitzer .........     100,000           61%              $ 0.88             3/31/09
Wayne Kight ...................      10,000            6%              $ 0.80             3/31/09

Employment Agreements


     None of the Company's executive officers has an existing employment with the Company. Each of the previous Employment Agreements between the Company and its executive officers has either lapsed or has been rescinded, and no new agreements have been executed.

                               GENERAL INFORMATION



Information as to Voting Securities


     The close of business on October 6,1999 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. Holders of shares of Common Stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on October 6 , 1999.


Voting and Revocation of Proxies


     The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the fiscal year ending June 30, 2000. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

Method and Expense of Proxy Solicitation

     The solicitation of proxies will be made primarily by mail by American Securities Transfer & Trust, Inc. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

     The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.


Stockholder Proposals

     Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in New York, New York by June 11, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


General

     In lieu of a separate annual report, the Company is mailing with this Proxy Statement a copy of the Company's Annual Report on Form 10-K. Exhibits to the Form 10-K are not included with the mailing but will be furnished to any stockholder who requests the same for a nominal fee covering reproduction and mailing expenses.


Other Matters

     As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 through 4 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.

                                        By Order of the Board of Directors


                                        Sondra Parker, Secretary

                              AMERICAN ATM CORP.
          This proxy is solicited on behalf of the Board of Directors

     The undersigned stockholder of AMERICAN ATM CORP. (the "Company") hereby appoints WAYNE B. KIGHT, and CARMEN PANIZZI, as Proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on October 6, 1999 at the Annual Meeting of Stockholders of the Company to be held at Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487, on Thursday, November 11, 1999 at 10:30 a.m. (Eastern time), or at any adjournment thereof.

(1) Election of Directors

  / / FOR all nominees listed below       / / WITHHOLD AUTHORITY
  (except as marked to the contrary below)    to vote for any individual nominee
                                              listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         CARMEN PANIZZI, WAYNE B. KIGHT, SONDRA PARKER, BARRY HABERMAN

(2) Proposal to ratify the appointment of Weinick Sanders Leventhal & Co., LLP, the Company's independent auditors for the fiscal year ending June 30, 2000.
                      / / FOR   / / AGAINST   / / ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                   (continued and to be signed on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND THE NOMINEES ON THE REVERSE SIDE.

                                                DATE:_____________________, 1999


                                                ________________________________
                                                Signature


                                                ________________________________
                                                Signature if held jointly

                                                Please sign exactly as you name
                                                appears on this card. When
                                                shares are held by joint
                                                tenants, both should sign. When
                                                signing as attorney, as
                                                executor, administrator,
                                                trustee or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in
                                                full corporate name by
                                                President or other authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.